UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
June 11, 2024

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2024, the Company held its Annual Meeting for which the Board solicited proxies. There were 38,100,525 shares of the Company’s common stock represented in person or by proxy at the meeting, constituting 92.08% of the outstanding shares of common stock on April 15, 2024, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1: To Elect Four Directors of the Company.
Each of the nominees under this proposal was nominated to be elected as a Class I or Class II director. As a result of the approval of Proposal 1, each of these nominees was duly elected to the Board as a Class I or Class II director to serve a one-year term until the 2025 Annual Meeting of Shareholders of the Company, with shareholders casting votes as follows:

	For	Against/Withhold	Abstain	Broker Non-Votes
Proposal 1:
Class I
Daniel W. Brooks	33,998,823	931,493	7,700	3,162,509
Janet P. Froetscher	34,751,186	176,633	10,197	3,162,509
Craig E. Holmes	34,252,100	674,588	11,328	3,162,509
G. Stacy Smith	31,611,247	3,311,443	15,326	3,162,509
Class II
William E. Fair	33,166,066	1,730,627	41,323	3,162,509
Donald L. Poarch	34,044,903	882,915	10,198	3,162,509
Michael T. Viola	34,025,677	897,081	15,258	3,162,509
Proposal 2: To Conduct a Vote to Approve, on an Advisory, Non-Binding Basis, the Compensation of the Company’s Named Executive Officers.
This proposal to conduct an advisory, non-binding vote regarding the compensation of the Company’s named executive officers was approved, with shareholders casting votes as follows:

	For	Against/Withhold	Abstain	Broker Non-Votes
Proposal 2:	34,240,922	673,137	23,957	3,162,509
Proposal 3: To Conduct a Vote to Approve, on an Advisory, Non-Binding Basis, the frequency of future votes regarding the Compensation of the Company’s Named Executive Officers.
This proposal to conduct an advisory, non-binding vote regarding the frequency of future votes regarding compensation of the Company’s named executive officers was approved, with shareholders casting votes as follows:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Proposal 3:	32,595,396	39,556	2,277,133	25,931	3,162,509
Proposal 4: To Ratify the Appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for 2024.
This proposal was approved, with shareholders casting votes as follows:

	For	Against/Withhold	Abstain	Broker Non-Votes
Proposal 4:	37,712,797	379,046	8,682	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated June 13, 2024
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer